UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

Tamir Biotechnology, Inc.
(Exact name of registrant as specified in its charter)

0-11088
(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

300 Atrium Drive, Somerset, NJ 08873
(Address of principal executive offices, with zip code)

(732) 652-4525
(Registrant's telephone number, including area code)

Alfacell Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 27 2010.  The final voting results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

Proposal 1 – Election of Directors.

NAME	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
Charles Muniz	14,880,302	1,039,949	N/A	20,410,450
John P. Brancaccio	14,898,127	1,022,124	N/A	20,410,450
David Sidransky, M.D.	14,921,312	998,939	N/A	20,410,450
Paul M. Weiss, Ph.D	14,930,427	989,824	N/A	20,410,450

Proposal 2 – Approval of an Amendment to the Certificate of Incorporation to Increase the Authorized Capital Stock and Common Stock.

FOR	AGAINST	ABSTAIN
32,870,122	3,345,396	115,183

Proposal 3 – Approval of an Amendment to the Certificate of Incorporation to Change the Company’s Name from “Alfacell Corporation” to “Tamir Biotechnology, Inc.”

FOR	AGAINST	ABSTAIN
29,738,837	6,511,772	80,092

Proposal 4 – Ratify the appointment of J.H. Cohn LLP, Independent Registered Public Accounting Firm, to Audit the Financial Statements of the Company for the Fiscal Year Ending July 31, 2010.

FOR	AGAINST	ABSTAIN
35,396,878	852,965	80,858

Each of the nominess to the board of directors was elected to the board of directors and each of Proposals 2, 3 and 4 were approved by the stockholders.

Item 8.01 Other Events.

On April 27, 2010, the Company filed a Certificate of Amendment (the “Amendment”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect (i) the increase in the number of authorized shares of capital stock of the Company from 101,000,000 shares to 251,000,000 shares and the  increase in the number of authorized shares of the Company’s Common Stock, par value $0.001 per share, from 100,000,000 shares to 250,000,000 shares and (ii) the change of the Company’s name from “Alfacell Corporation” to “Tamir Biotechnology, Inc.” (the “Name Change”).  The Amendment became effective upon filing with the Secretary of State of the State of Delaware.  This action followed the approval by the stockholders of the Company, at our Annual Meeting, of Proposals 2 and 3 set forth above.

A copy of the Amendment is attached hereto as Exhibit 3.1.

The Company has not yet been assigned a new trading symbol from the Financial Industry Regulatory Authority, the organization that administers the Over the Counter Bulletin Board market (the “OTCBB”), and will continue to trade under the symbol “ACEL” until a new trading symbol has been assigned from the OTCBB.  The Company will issue a press release and file a Current Report on Form 8-K when a new trading symbol is assigned.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                Description

3.1           Certificate of Amendment to the Certificate of Incorporation of Alfacell Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: April 30, 2010	By: /s/ Charles Muniz
Charles Muniz
President, Chief Executive Officer and
Chief Financial Officer